UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2011

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Liberty Global, Inc. indirectly owns 100% of UPC Broadband Holding B.V. (UPC Broadband Holding).  On July 26, 2011, UPC Broadband Holding entered into a new additional facility accession agreement (the Additional Facility AA Accession Agreement) under UPC Broadband Holding’s senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility). Pursuant to the Additional Facility AA Accession Agreement, certain Facility L and Facility Q lenders (the Rolling Lenders) agreed to roll all or part of their existing Facility L and Facility Q commitments into a new re-drawable term loan facility (Facility AA) in an aggregate principal amount of €413.7 million ($599.8 million at the transaction date). The Rolling Lenders novated their existing Facility L and Facility Q commitments to UPC Broadband Operations B.V. (UPC Operations), a direct subsidiary of UPC Broadband Holding, and entered into the new Facility AA. UPC Operations, the initial lender under the Additional Facility AA Accession Agreement, novated its Facility AA commitment to the Rolling Lenders.  The final maturity date for Facility AA will be July 31, 2016.  A commitment fee of 1.30% per year of the undrawn uncancelled portion of the total Facility AA commitment is payable quarterly in arrears.  Facility AA will bear interest at a rate of EURIBOR plus 3.25%. Facility AA may be increased in the future by entering into one or more additional facility accession agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility AA Accession Agreement, dated July 26, 2011, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., TD Bank Europe Limited as Facility Agent and Security Agent, and UPC Broadband Operations B.V. as an Additional Facility AA Lender, under the senior secured credit agreement originally dated January 16, 2004, as amended and restated from time to time among UPC Broadband Holding B.V., the guarantors as defined therein, the Facility Agent and the Security Agent and the bank and financial institutions acceding thereto from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2011

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility AA Accession Agreement, dated July 26, 2011, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., TD Bank Europe Limited as Facility Agent and Security Agent, and UPC Broadband Operations B.V. as an Additional Facility AA Lender, under the senior secured credit agreement originally dated January 16, 2004, as amended and restated from time to time among UPC Broadband Holding B.V., the guarantors as defined therein, the Facility Agent and the Security Agent and the bank and financial institutions acceding thereto from time to time.